UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2007

DARLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number  000-24620

DELAWARE	36-2495346
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of principal executive offices)

Registrant's telephone number, including area code:    972.717.0300

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      /  /        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

      /  /        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

      /  /        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

      /  /        Pre-commencement communcations pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.01
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 3, 2007, the Board of Directors of Darling International Inc. (the “Company”) approved the Company’s submission of an application to the New York Stock Exchange (NYSE) to list the Company’s common stock on the NYSE.  On October 8, 2007, the Company filed the application with the NYSE and provided notice to the American Stock Exchange (AMEX) that it will cease trading on the AMEX following the initiation of trading on the NYSE.  Pending approval of the application, the Company anticipates that its common stock will begin trading on the NYSE by the end of October 2007.  Until that time, the Company’s common stock will continue to trade on the AMEX.  A copy of the press release announcing the transfer of listing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01
Other Events.

In connection with the proposed transfer of the listing of the Company’s common stock to the NYSE, on October 3, 2007, the Company’s Board of Directors adopted certain amendments to the charters of the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  The amendments bring the charters in compliance with the requirements contained in the NYSE’s Listed Company Manual.  In addition, on October 3, 2007, as required by the NYSE’s Listed Company Manual, the Company’s Board of Directors adopted the Darling International Inc. Corporate Governance Guidelines.  Copies of the amended and restated charters and the Corporate Governance Guidelines are attached hereto as Exhibits 99.2 through 99.5.  In addition, copies of each of these documents can be found on the Company’s website at http://www.darlingii.com/investors/governance.asp.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 99.2 99.3 99.4 99.5
Press Release dated October 9, 2007.

Darling International Inc. Audit Committee Charter (as amended and restated October 3, 2007).

Darling International Inc. Compensation Committee Charter (as amended and restated October 3, 2007).

Darling International Inc. Nominating and Corporate Governance Committee Charter (as amended and restated October 3, 2007).

Darling International Inc. Corporate Governance Guildelines.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.
By: /s/ John O. Muse
Date: October 9, 2007	John O. Muse Executive Vice President Finance and Administration

EXHIBIT LIST

99.1 99.2 99.3 99.4 99.5
Press Release dated October 9, 2007.

Darling International Inc. Audit Committee Charter (as amended and restated October 3, 2007).

Darling International Inc. Compensation Committee Charter (as amended and restated October 3, 2007).

Darling International Inc. Nominating and Corporate Governance Committee Charter (as amended and restated October 3, 2007).

Darling International Inc. Corporate Governance Guildelines.